EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFITS

NOTE M - EMPLOYEE BENEFITS

During 2004 the Company adopted, with shareholder approval, the BNC Bancorp Omnibus Stock Ownership and Long Term Incentive Plan. The Compensation Committee may grant or award eligible participants options, rights to receive restricted shares of common stock, and or stock appreciation rights (collectively referred to herein as “Rights”). On June 15, 2010, at the 2010 Annual Meeting of the Company’s shareholders, the shareholders approved Amendment No. 1 to the Company’s Omnibus Stock Ownership and Long Term Incentive Plan which provided an additional 400,000 shares of the Company’s common stock underlying rights which may be granted pursuant to the plan. In addition, the Company maintains shareholder-approved, stock-based compensation plans including a nonqualified stock option plan for directors and a qualified incentive stock option plan for key employees. Options granted under the nonqualified plan vest immediately and expire ten years after the grant date. Options granted under the qualified plan vest ratably over a five year period and expire ten years after the grant date. At December 31, 2011, the Company had 265,249 grants of Rights issued and outstanding and 335,240 unissued Rights available for grants or awards.

The share-based awards granted under the aforementioned plans have similar characteristics, except that some awards have been granted in options and certain awards have been granted in restricted stock. Therefore, the following disclosures have been disaggregated for the stock option and restricted stock awards of the plans due to their dissimilar characteristics. The Company funds the option shares and restricted stock from authorized but unissued shares.

Stock Option Awards. The fair value of each option award is estimated on the date of grant using the Black-Scholes-Merton option pricing model. The risk-free interest rate is based on the U.S. Treasury rate for the expected life at the time of grant. Volatility is based on the average volatility of the Company based upon previous trading history. The expected life and forfeiture assumptions are based on historical data. Dividend yield is based on the yield at the time of the option grant. The assumptions used for the grants of options to employees for the year ended December 31, 2010 and 2009 is presented below. There were no grants of options during the year ended December 31, 2011.

Assumptions in estimating option values:	2010	2009
Weighted-average volatility	34.46%	31.32%
Expected dividend yield	2.05%	2.70%
Risk-free interest rate	3.57%	3.25%
Expected life	10 years	7 years

A summary of option activity under the stock option plans as of December 31, 2011 and changes during the year ended December 31, 2011 is presented below (dollars in thousands, except per share data):

			Weighted
		Weighted	average
		average	remaining	Aggregate
		exercise	contractual	intrinsic
	Shares	price	term	value
Outstanding at December 31, 2010	269,245	$9.64
Granted	-	-
Exercised	(6,838)	7.64
Forfeited or expired	(67,282)	8.26
Outstanding at December 31, 2011	195,125	$10.19	2.9 years	$78
Exercisable at December 31, 2011	181,113	$10.33	2.5 years	$77
Share options expected to vest	14,012	$8.35	7.9 years	$1

The related compensation expense recognized for stock option awards for the years ended December 31, 2011, 2010 and 2009 was $14,000, $13,000 and $14,000, respectively. As of December 31, 2011, there was $31,000 of total unrecognized compensation cost related to non-vested stock options granted under the plans. That cost is expected to be recognized over a weighted average period of 1.36 years.

For the years ended December 31, 2011, 2010 and 2009 the intrinsic value of options exercised amounted to $1,000, $3,000, and $7,000, respectively, and the fair value of options vested amounted to $14,000, $9,000 and $9,000, respectively.

Cash received from option exercises under all share-based payment arrangements for the years ended December 31, 2011, 2010 and 2009 was $52,000, $5,000 and $32,000, respectively. The actual tax benefit realized for tax deductions from option exercise of the share-based payment arrangements totaled $0, $1,000, and $3,000, respectively, for the years ended December 31, 2011, 2010 and 2009.

Restricted Stock Awards. A summary of the status of the Company’s non-vested stock awards as of December 31, 2011 and changes during the year ended December 31, 2011 is presented below (dollars in thousands, except per share data):

		Weighted
		average
	Number of	grant date
	shares	fair value

Non-vested at December 31, 2010	69,443	$7.64
Granted	50,200	6.95
Vested	(49,519)	7.25
Non-vested at December 31, 2011	70,124	$7.42

The related compensation expense recognized for restricted stock awards for the years ended December 31, 2011, 2010 and 2009 was $359,000, $234,000 and $38,000, respectively. As of December 31, 2011, there was $352,000 of total unrecognized compensation cost related to non-vested restricted stock granted under the plans. That cost is expected to be recognized over a weighted average period of 1.35 years. The fair value of restricted stock grants vested during 2011, 2010 and 2009 was $95,000, $89,000 and $17,000, respectively.

Qualified Profit Sharing 401(k) Plan - The Company maintains a qualified profit sharing 401(k) plan for employees 20.5 years of age or over which covers substantially all employees. Under the plan, employees may contribute up to an annual maximum as determined by the Code. The Company matches 50% of the employee contributions up to 6% of the participant's compensation. The plan provides that employees' contributions are 100% vested at all times, and the Company's contributions vest at 20% each year after the second year of service. The expense related to the plan for the years ended December 31, 2011, 2010 and 2009 was $578,000, $463,000 and $475,000, respectively.

Employment Agreements - The Company has entered into employment agreements with its chief executive officer and two other executive officers to ensure a stable and competent management base. The agreements provide for a three-year term, with an automatic one-year renewal on each anniversary date. The agreements provide for benefits as set forth in the contracts and cannot be terminated by the Board of Directors, except for cause, without prejudicing the officers’ rights to receive certain vested benefits, including compensation. In the event of a change in control of the Company, as outlined in the agreements, the acquirer will be bound to the terms of the contracts.

Director and Executive Officer Benefit Plans - The Company has Salary Continuation Agreements and supplemental retirement benefits with its chief executive officer and certain other officers. The Salary Continuation Agreements provide for lifetime benefits to be paid to each executive with the payment amounts varying upon different retirement scenarios, such as normal retirement, early termination, disability, or change in control. The Company has purchased life insurance policies on the participating officers in order to provide future funding of benefit payments. Provisions for the years ended December 31, 2011, 2010 and 2009 totaled $657,000, $810,000 and $657,000, respectively, were expensed for future benefits to be provided under these benefit plans. The corresponding liability related to these benefit plans was $5.7 million, $5.1 million and $4.4 million as of December 31, 2011, 2010 and 2009, respectively.

The Company also has a deferred compensation plan for its directors. Expense provided under the plan totaled $530,000, $654,000 and $187,000 for the years ended December 31, 2011, 2010 and 2009, respectively. Since 2003, directors have had the option to invest amounts deferred in Company common stock that is held in a rabbi trust established for that purpose. At December 31, 2011 and 2010, the trust held 261,043 and 155,622 shares of Company common stock, respectively.